FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT


Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934



Date of Report   (Date of the earliest event reported)   February 2, 1995


International Thoroughbred Breeders, Inc.
(Exact name of registrant as specified in its charter)


Delaware
(State or other jurisdiction of incorporation)



0-9624                22-2332039


P.O. Box 1232, Cherry Hill, New Jersey 08034
(Address of principal executive offices)

Registrant's telephone number, including area code (609) 488-3838
INTERNATIONAL THOROUGHBRED BREEDERS, INC.


Item 2.   Acquisition of Assets

     On February 2, 1995 (as of January 1, 1995), the Registrant acquired Freehold Raceway in Freehold, New Jersey through the purchase from Kenneth R. Fischer (the "Seller") of all of the outstanding capital stock of Freehold Racing Association, Inc. ("FRA"), Atlantic City Harness, Inc. ("ACH") and Circa 1850, Inc. ("Circa"), the three corporations which own and operate Freehold Raceway. The purchase price for the stock of the three corporations aggregated $17,825,000 consisting of cash payments of $5,325,000 paid by the Registrant at the closing from working capital, and the delivery of the Registrant's eight-year promissory note (the "ITB Note") in the principal amount of $12,500,000. Principal under the ITB Note is payable to the Seller annually, on January 31 of each year commencing January 31, 1996, based upon a 20-year principal amortization schedule during the first five years and upon a 10-year amortization schedule during the next three years. Interest on the outstanding balance at an annual rate (adjusted annually) of the lesser of 80% of the prime rate or 6%, is payable with each payment of principal. Any outstanding principal balance under the ITB Note is due and payable on December 31, 2003 together with all accrued interest. At the Closing, the Seller and the Registrant each advanced the sum of $2,584,549 to FRA and FRA utilized the funds to retire approximately $5,170,000 of outstanding long-term debt owed pursuant to an Economic Development Authority Bond issue. In consideration therefor, FRA delivered an 11-year promissory note
 (the "FRA-Seller Note") to the Seller in the principal amount of $2,584,549, payable in consecutive equal monthly installments of principal in the amount of $18,750 commencing as of February 1, 1995 together with interest on the outstanding balance at an annual rate (adjusted annually) at 80% of the prime rate. Any outstanding principal balance under the FRA-Seller Note is due and payable on June 1, 2006 together with all accrued interest. At the same time, FRA delivered an 11-year promissory note (the "FRA-ITB Note") to the Registrant, payable to the Registrant and containing payment terms identical to those of the FRA-Seller Note.

     As collateral for the ITB Note, the Registrant caused FRA to grant a first mortgage on the Freehold Raceway property to the Seller. In addition, the Registrant granted the Seller a security interest in the purchased stock of the three corporations pursuant to a Pledge and Escrow Agreement. The mortgage lien and the security interest in the stock will be retained by the Seller until payment in full of the ITB Note. In addition, as collateral for the FRA-Seller Note, the Registrant caused FRA to grant a second mortgage on the Freehold Raceway property to be retained by the Seller until payment in full of the FRA-Seller Note. As further collateral to insure payment of the ITB Note and the FRA-Seller Note, the Registrant's principal stockholder, Robert E. Brennan, granted the Seller a security interest in 2,000,000 shares of the Registrant's Common Stock of which he is the record owner, pursuant to a Pledge and Security Agreement. The pledge of the Registrant's Common Stock by Mr. Brennan will terminate on January 31, 1998 provided that at such date, no default exists under the terms of the ITB Note and/or the FRA-Seller Note. (The Registrant also caused FRA to grant it a third mortgage on the Freehold Raceway property to insure payment of the FRA-ITB Note.)

     Freehold Raceway is situated on approximately 51 acres in Freehold, New Jersey. Daytime harness racing is conducted at the raceway which has been allocated 209 pari-mutuel racing dates in calendar year 1995 by the New Jersey Racing Commission. Additionally, the track hosts full-card simulcast betting on thoroughbred and harness racing from numerous tracks throughout the country. The principal assets acquired include a grandstand, an administration building, a 1 / 2 mile oval racetrack, receiving barns, machinery and equipment and parking facilities. In determining the purchase price, the Registrant's management took into account the value of the physical assets being acquired, the results of operations at the raceway, the number of approved racing dates and other factors.

Item 7.   Financial Statements and Exhibits

     (a) and (b) Pro Forma Financial Statements and Financial Statements.


     (a) Pro-Forma Financial Information of the Registrant and its subsidiaries and Freehold Racing Association and Atlantic City Harness, Inc.

     (b) Financial Statements of Freehold Racing Association and Atlantic City Harness, Inc.


     (c)  Exhibits

          4.3 ( 95) The Registrant's $12,500,000 Promissory Note dated January 31, 1995 payable to the Seller.

          10.1 ( 95) Stock Purchase Agreement made as of January 1, 1995 for the acquisition by the Registrant of all of the outstanding capital stock of FRA, ACH and Circa.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(unaudited)

     The following pro forma condensed combined balance sheet as of September 30, 1994 and condensed combined statement of operations for the year ended June 30, 1994 and the three months ended September 30, 1994 give effect to International Thoroughbred Breeders, Inc. (the "Company") acquiring all of the outstanding stock of Freehold Racing Association, Inc. ("FRA"), Atlantic City Harness, Inc., ("ACH") and Circa 1850, Inc., ("Circa"). The effective date of acquisition is February 2, 1995. The pro forma financial statements do not give effect to combining Circa, Inc. as this company would have an insignificant and immaterial effect on the financial statements as a whole.

     The pro forma information is based on the historical financial statements of the Company, FRA and ACH, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

     The pro forma balance sheet gives effect to the transactions as if they occurred on the balance sheet date. The pro forma statements of operations for the year ended June 30, 1994 and the three months ended September 30, 1994 give effect to these transactions as if they had occurred at the beginning of the periods presented. The historical statement of operations of the Company will reflect the effects of these transactions from date of acquisition onward.

     The pro forma combined statements have been prepared by the Company's managements based upon the historical financial statements of the Company, FRA and ACH. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future.

     The most recent fiscal year end of the acquired entity differs from the Company's most recent fiscal year end by more than 93 days. The acquired entities income statements have been updated to adjust for this difference. The adjustment is listed in note (a) of the pro forma financial information.







     INTERNATIONAL THOROUGHBRED BREEDERS, INC.
             AND SUBSIDIARIES

       PRO FORMA COMBINED CONDENSED
              BALANCE SHEETS
         AS OF SEPTEMBER 30, 1994

                  ASSETS
                (UNAUDITED)

                                                         Freehold Race
                                                         September 30,
                                               ITB       (From Combining
                                          September 30, 1 Schedule A)

    CURRENT ASSETS:
     Cash                             $      2,290,348 $    1,881,551
     Short-Term Investments                 15,425,103        805,419

          TOTAL CASH AND CASH EQUIVALENTS   17,715,451      2,686,970

     Restricted Cash and Investments         2,587,375              0
     Accounts Receivable - Net               1,058,672        311,525
     Prepaid Expenses                          686,739        152,106
     Accrued Interest Receivable                 5,972              0
     Other Current Assets                        8,916          7,649

          TOTAL CURRENT ASSETS              22,063,125      3,158,250

    LAND, BUILDINGS, EQUIPMENT AND LIVESTOCK:
         Land and Buildings                 52,196,047     12,277,573
         Equipment                           1,888,681      1,047,278
         Livestock                              62,895              0

          TOTAL LAND, BUILDINGS, EQUIPMENT
              AND LIVESTOCK  - AT COST      54,147,623     13,324,851
    LESS: Accumulated Depreciation             810,295      2,019,584


          TOTAL LAND, BUILDINGS, EQUIPMENT
              AND LIVESTOCK  - NET          53,337,328     11,305,267

    OTHER ASSETS:
     Deposits and Other Assets                 446,374         35,425
     Goodwill - Net                                  0      2,537,130


          TOTAL OTHER ASSETS                   446,374      2,572,555

          TOTAL ASSETS                $     75,846,827 $   17,036,072

                                                           Pro Forma
                                            Pro Forma      Combined
                                           Adjustments   September 30,

    CURRENT ASSETS:
     Cash                             $                $    4,171,899
     Short-Term Investments             (1) (7,983,853)     8,246,669

          TOTAL CASH AND CASH EQUIVALENTS   (7,983,853)    12,418,568

     Restricted Cash and Investments                        2,587,375
     Accounts Receivable - Net                              1,370,197
     Prepaid Expenses                                         838,845
     Accrued Interest Receivable                                5,972
     Other Current Assets                                      16,565

          TOTAL CURRENT ASSETS              (7,983,853)    17,237,522

    LAND, BUILDINGS, EQUIPMENT AND LIVESTOCK:
         Land and Buildings             (1)  9,043,148     73,516,768
         Equipment                      (1)     72,731      3,008,690
         Livestock                                             62,895

          TOTAL LAND, BUILDINGS, EQUIPMENT
              AND LIVESTOCK  - AT COST       9,115,879     76,588,353
    LESS: Accumulated Depreciation      (1) (2,019,584)       810,295


          TOTAL LAND, BUILDINGS, EQUIPMENT
              AND LIVESTOCK  - NET          11,135,463     75,778,058

    OTHER ASSETS:
     Deposits and Other Assets          (1)   (100,000)       381,799
     Goodwill - Net                     (1)  1,905,971      4,443,101


          TOTAL OTHER ASSETS                 1,805,971      4,824,900

          TOTAL ASSETS                $      4,957,581 $   97,840,480


    See Notes to Pro Forma Financial Statements.

     INTERNATIONAL THOROUGHBRED BREEDERS, INC.
             AND SUBSIDIARIES

       PRO FORMA COMBINED CONDENSED
              BALANCE SHEETS
         AS OF SEPTEMBER 30, 1994

     LIABILITIES AND SHAREHOLDERS' EQUITY
                (UNAUDITED)

                                                         Freehold Race
                                                         September 30,
                                               ITB       (From Combini
                                          September 30, 1 Schedule A)

    CURRENT LIABILITIES:
     Accounts Payable and Accrued Expe$      4,752,467 $    4,198,358
     Notes & Mortgages Payable - Current        15,000      1,191,399

          TOTAL CURRENT LIABILITIES          4,767,467      5,389,757


    DEFERRED INCOME                          1,224,766              0

    LONG-TERM LIABILITIES:
     Notes Payable - Long-Term Portion               0      1,856,847
     E.D.A. Loan Payable - Long-Term Porti           0      4,800,000



          TOTAL LONG-TERM LIABILITIES                0      6,656,847


    DUE TO/FROM AFFILIATES                           0



    COMMITMENTS AND CONTINGENCIES                    0              0



    SHAREHOLDERS' EQUITY:

     Preferred Stock $10.00 Par Value, Aut           0              0
     Series A Convertible Preferred Stock   36,244,575              0
     Common Stock                           19,102,639         25,400
     Capital in Excess of Par (June 30, 1993
       reflects quasi-reorganization)       11,960,175      3,014,939
     Retained Earnings (Subsiquent to June 30, 1993,
        date of quasi-reorganization, total deficit
        eliminated $102,729,936)             2,547,205      1,949,129


          TOTAL SHAREHOLDERS' EQUITY        69,854,594      4,989,468


     TOTAL LIABILITIES & SHAREHOLDERS'$     75,846,827 $   17,036,072

    See Notes to Pro Forma Financial Statements.



                                                           Pro Forma
                                            Pro Forma      Combined
                                           Adjustments   September 30,


    CURRENT LIABILITIES:
     Accounts Payable and Accrued Expe$                $    8,950,825
     Notes & Mortgages Payable - Current(1)   (337,500)     1,718,899
                                        (1)    225,000
                                        (1)    625,000

          TOTAL CURRENT LIABILITIES            512,500     10,669,724


    DEFERRED INCOME                                         1,224,766

    LONG-TERM LIABILITIES:
     Notes Payable - Long-Term Portion                      1,856,847
     E.D.A. Loan Payable - Long-Term Por(1) (4,800,000)    14,234,549
                                        (1)  2,359,549
                                        (1) 11,875,000

          TOTAL LONG-TERM LIABILITIES        9,434,549     16,091,396


    DUE TO/FROM AFFILIATES                                          0



    COMMITMENTS AND CONTINGENCIES                                   0



    SHAREHOLDERS' EQUITY:

     Preferred Stock $10.00 Par Value,
     Authorized 500,000
     Series A Convertible Preferred Stock
     $100.00 Par Val                                       36,244,575
     Common Stock                       (1)    (25,400)    19,102,639
     Capital in Excess of Par
     (June 30, 1993
       reflects quasi-reorganization)   (1) (3,014,939)    11,960,175
     Retained Earnings (Subsiquent to
     June 30, 1993,
     date of quasi-reorganization,
     total deficit
        eliminated $102,729,936)        (1) (1,949,129)     2,547,205


          TOTAL SHAREHOLDERS' EQUITY        (4,989,468)    69,854,594


     TOTAL LIABILITIES & SHAREHOLDERS'$      4,957,581 $   97,840,480

    See Notes to Pro Forma Financial Statements.











          COMBINED FREEHOLD RACETRACK

          PRO FORMA COMBINED CONDENSED
                 BALANCE SHEETS

              COMBINING SCHEDULE A

                     ASSETS

                                           September 30,  September 30,
                                               1994           1994
                                             FREEHOLD     ATLANTIC CITY

    CURRENT ASSETS:
       Cash                              $    1,501,680 $      379,871
       Short-Term Investments                   800,000          5,419

       TOTAL CASH AND CASH EQUIVALENTS        2,301,680        385,290

       Accounts Receivable - Net               (237,653)       549,178
       Prepaid Expenses                         152,068             38
       Other Current Assets                       6,156          1,493

       TOTAL CURRENT ASSETS                   2,222,251        935,999

    LAND, BUILDINGS AND EQUIPMENT :
       Land and Buildings                    12,277,573              0
       Equipment                              1,047,278              0

       TOTAL LAND, BUILDINGS AND EQUIPMENT   13,324,851              0

    LESS: Accumulated Depreciation            2,019,584              0

       TOTAL LAND, BUILDINGS AND EQUIPMENT   11,305,267              0

    OTHER ASSETS:
       Deposits and Other Assets                 25,425         10,000
       Goodwill - Net                                 0      2,537,130

       TOTAL OTHER ASSETS                        25,425      2,547,130

    TOTAL ASSETS                         $   13,552,943 $    3,483,129

    See Notes to Pro Forma Financial Statements.

                                             COMBINED
                                           Freehold Raceway
                                           September 30, 1994

    CURRENT ASSETS:
       Cash                              $    1,881,551
       Short-Term Investments                   805,419

       TOTAL CASH AND CASH EQUIVALENTS        2,686,970

       Accounts Receivable - Net                311,525
       Prepaid Expenses                         152,106
       Other Current Assets                       7,649

       TOTAL CURRENT ASSETS                   3,158,250

    LAND, BUILDINGS AND EQUIPMENT :
       Land and Buildings                    12,277,573
       Equipment                              1,047,278

       TOTAL LAND, BUILDINGS AND EQUIPMENT   13,324,851

    LESS: Accumulated Depreciation            2,019,584

       TOTAL LAND, BUILDINGS AND EQUIPMENT   11,305,267

    OTHER ASSETS:
       Deposits and Other Assets                 35,425
       Goodwill - Net                         2,537,130

       TOTAL OTHER ASSETS                     2,572,555

    TOTAL ASSETS                         $   17,036,072

    See Notes to Pro Forma Financial Statements.




          COMBINED FREEHOLD RACETRACK

          PRO FORMA COMBINED CONDENSED
                 BALANCE SHEETS

              COMBINING SCHEDULE A

       LIABILITIES AND SHAREHOLDERS' EQUITY

                                           September 30,  September 30,
                                               1994           1994
                                             FREEHOLD     ATLANTIC CITY

    CURRENT LIABILITIES:
       Accounts Payable and Accrued Expen$    3,763,830 $      434,528
       Notes & Mortgages Payable - Current    1,191,399              0

       TOTAL CURRENT LIABILITIES              4,955,229        434,528

    LONG-TERM LIABILITIES:
       Notes Payable - Long Term Portion      1,856,847              0
       E.D.A. Mortgage Payable - Long Term    4,800,000              0

       TOTAL LONG TERM LIABILITIES            6,656,847              0

    SHAREHOLDERS' EQUITY:
       Common Stock                              25,100            300
       Additional Paid-In Capital               215,239      2,799,700
       Retained Earnings (Deficit)            1,700,528        248,601

       TOTAL SHAREHOLDERS' EQUITY             1,940,867      3,048,601

    TOTAL LIABILITIES & SHAREHOLDERS' EQU$   13,552,943 $    3,483,129

    See Notes to Pro Forma Financial Statements.


                                             COMBINED
                                           Freehold Raceway
                                           September 30, 1994

    CURRENT LIABILITIES:
       Accounts Payable and Accrued Expen$    4,198,358
       Notes & Mortgages Payable - Current    1,191,399

       TOTAL CURRENT LIABILITIES              5,389,757

    LONG-TERM LIABILITIES:
       Notes Payable - Long Term Portion      1,856,847
       E.D.A. Mortgage Payable - Long Term    4,800,000

       TOTAL LONG TERM LIABILITIES            6,656,847

    SHAREHOLDERS' EQUITY:
       Common Stock                              25,400
       Additional Paid-In Capital             3,014,939
       Retained Earnings (Deficit)            1,949,129

       TOTAL SHAREHOLDERS' EQUITY             4,989,468

    TOTAL LIABILITIES & SHAREHOLDERS' EQU$   17,036,072

    See Notes to Pro Forma Financial Statements.









      INTERNATIONAL THOROUGHBRED BREEDERS, INC.
            AND SUBSIDIARIES

      PRO FORMA COMBINED CONDENSED
          STATEMENT OF INCOME

                                                      Freehold Raceway
              (UNAUDITED)                             For the Twelve
                                           ITB         Months Ended
                                      For the Twelve  December 31, 199
                                       Months Ended   (From Combining
                                      June 30, 1994     Schedule B)
    REVENUES:
      Revenue from Operations      $     37,334,236 $    33,634,347


      Investment Income                   3,343,274           3,613

           TOTAL REVENUES                40,677,510      33,637,960

    EXPENSES:
      Cost of Revenues                   10,416,610      10,943,432
      Operating Expenses                 22,088,521      16,706,048

      Depreciation & Amortization           544,344         624,403

      Rent - Operating Track Lease
      Related Party                               0       1,591,884
      General & Administrative Expense    5,127,440       1,455,974
      Interest Expense                            0               0



           TOTAL EXPENSES                38,176,915      31,321,741

    INCOME FROM OPERATIONS                2,500,596       2,316,219

    INTEREST EXPENSE                              0         414,341

    INCOME BEFORE TAXES                   2,500,596       1,901,878
      LESS: Income Tax Expense                    0         114,000


    NET INCOME                     $      2,500,596 $     1,787,878 $


    NET INCOME PER SHARE           $           0.26

    WEIGHTED AVERAGE NUMBER
      OF SHARES OUTSTANDING               9,547,900

    See Notes to Pro Forma Financial Statements.





                                                        Pro Forma
                                                         Combined
                                                      For the Twelve
                                        Pro Forma      Months Ended
                                       Adjustments    June 30, 1994

    REVENUES:
      Revenue from Operations     (a)     1,067,262 $    70,074,588
                                  (3)    (1,591,884)
                                  (4)      (369,373)
      Investment Income           (a)           427       3,347,314

           TOTAL REVENUES                  (893,568)     73,421,902

    EXPENSES:
      Cost of Revenues            (a)      (920,229)     20,439,813
      Operating Expenses          (a)       822,460      39,247,656
                                  (4)      (369,373)
      Depreciation & Amortization (a)        23,399       1,287,878
                                  (2)        95,732
      Rent - Operating Track Lease
      Related Party               (3)    (1,591,884)              0
      General & Administrative Exp(a)       601,684       7,185,098
      Interest Expense            (a)        (5,290)        872,304
                                  (5)       125,846
                                  (6)       751,748

           TOTAL EXPENSES                  (465,907)     69,032,748

    INCOME FROM OPERATIONS                 (427,661)      4,389,154

    INTEREST EXPENSE              (5)      (414,341)              0

    INCOME BEFORE TAXES                     (13,320)      4,389,154
      LESS: Income Tax Expense    (7)      (108,428)              0
                                  (a)        (5,572)

    NET INCOME                               95,108 $     4,389,154


    NET INCOME PER SHARE                            $          0.46

    WEIGHTED AVERAGE NUMBER
      OF SHARES OUTSTANDING                               9,547,900

    See Notes to Pro Forma Financial Statements.




      INTERNATIONAL THOROUGHBRED BREEDERS, INC.
            AND SUBSIDIARIES

      PRO FORMA COMBINED CONDENSED
          STATEMENT OF INCOME

                                                      Freehold Raceway
              (UNAUDITED)                             For the Twelve
                                           ITB         Months Ended
                                      For the Twelve  December 31, 199
                                       Months Ended   (From Combining
                                      June 30, 1994     Schedule B)
    REVENUES:
      Revenue from Operations      $     37,334,236 $    33,634,347


      Investment Income                   3,343,274           3,613

           TOTAL REVENUES                40,677,510      33,637,960

    EXPENSES:
      Cost of Revenues                   10,416,610      10,943,432
      Operating Expenses                 22,088,521      16,706,048

      Depreciation & Amortization           544,344         624,403

      Rent - Operating Track Lease - R            0       1,591,884
      General & Administrative Expense    5,127,440       1,455,974
      Interest Expense                            0               0



           TOTAL EXPENSES                38,176,915      31,321,741

    INCOME FROM OPERATIONS                2,500,596       2,316,219

    INTEREST EXPENSE                              0         414,341

    INCOME BEFORE TAXES                   2,500,596       1,901,878
      LESS: Income Tax Expense                    0         114,000


    NET INCOME                     $      2,500,596 $     1,787,878


    NET INCOME PER SHARE           $           0.26

    WEIGHTED AVERAGE NUMBER
      OF SHARES OUTSTANDING               9,547,900

    See Notes to Pro Forma Financial Statements.





                                                        Pro Forma
                                                         Combined
                                                      For the Twelve
                                        Pro Forma      Months Ended
                                       Adjustments    June 30, 1994
    REVENUES:
      Revenue from Operations     (a)     1,067,262 $    70,074,588
                                  (3)    (1,591,884)
                                  (4)      (369,373)
      Investment Income           (a)           427       3,347,314

           TOTAL REVENUES                  (893,568)     73,421,902

    EXPENSES:
      Cost of Revenues            (a)      (920,229)     20,439,813
      Operating Expenses          (a)       822,460      39,247,656
                                  (4)      (369,373)
      Depreciation & Amortization (a)        23,399       1,287,878
                                  (2)        95,732
      Rent - Operating Track Lease(3)    (1,591,884)              0
      General & Administrative Exp(a)       601,684       7,185,098
      Interest Expense            (a)        (5,290)        872,304
                                  (5)       125,846
                                  (6)       751,748

           TOTAL EXPENSES                  (465,907)     69,032,748

    INCOME FROM OPERATIONS                 (427,661)      4,389,154

    INTEREST EXPENSE              (5)      (414,341)              0

    INCOME BEFORE TAXES                     (13,320)      4,389,154
      LESS: Income Tax Expense    (7)      (108,428)              0
                                  (a)        (5,572)

    NET INCOME                               95,108 $     4,389,154


    NET INCOME PER SHARE                            $          0.46

    WEIGHTED AVERAGE NUMBER
      OF SHARES OUTSTANDING                               9,547,900

    See Notes to Pro Forma Financial Statements.







    COMBINED FREEHOLD RACETRACK

    PRO FORMA COMBINED CONDENSED
    STATEMENT OF INCOME

    COMBINING SCHEDULE B

    (UNAUDITED)

                                  Twelve Months Ended
                                  December 31, 1993
                                    Freehold     Atlantic City
     OPERATING REVENUES:
      Pari-mutuel Commissions
       and Breakage - Live      $    6,953,375 $    6,807,701
      Pari-mutuel Commissions and
       Breakage - Simulcasting       8,903,054      7,159,050
      Admissions, Parking and Prog     460,052        718,305
      Concessions                      268,184        237,433
      Other                          2,071,199         59,607
        TOTAL OPERATING REVENUES    18,655,864     14,982,096

     OPERATING EXPENSES:
      Purses                         5,324,890      5,723,733
      Payroll and Related Expenses   4,372,821      3,619,403
      Rent - Simulcasting            1,571,359      1,334,161
      Rent - Operating Track Lease           0      1,591,884
      Equipment Rental                 379,706        122,428
      Depreciation & Amortization      554,403         70,000
      Other                          4,350,220      2,306,733
      TOTAL OPERATING EXPENSES      16,553,399     14,768,342

     INCOME FROM OPERATIONS BEFORE
      INTEREST AND INCOME TAXES      2,102,465        213,754
      Interest Expense                 414,341              0

     INCOME FROM BEFORE TAXES        1,688,124        213,754
      Less: Income Tax Expense          88,000         26,000

     NET INCOME                 $    1,600,124 $      187,754
    See Notes to Pro Forma Financial Statements.


                                    Combined
                                  Freehold Raceway
                                  For the Twelve
                                  Months Ended
                                  December 31, 1993
     OPERATING REVENUES:
      Pari-mutuel Commissions
       and Breakage - Live      $   13,761,076
      Pari-mutuel Commissions and
       Breakage - Simulcasting      16,062,104
      Admissions, Parking and Prog   1,178,357
      Concessions                      505,617
      Other                          2,130,806
        TOTAL OPERATING REVENUES    33,637,960

     OPERATING EXPENSES:
      Purses                        11,048,623
      Payroll and Related Expenses   7,992,224
      Rent - Simulcasting            2,905,520
      Rent - Operating Track Lease   1,591,884
      Equipment Rental                 502,134
      Depreciation & Amortization      624,403
      Other                          6,656,953
      TOTAL OPERATING EXPENSES      31,321,741

     INCOME FROM OPERATIONS BEFORE
      INTEREST AND INCOME TAXES      2,316,219
      Interest Expense                 414,341

     INCOME FROM BEFORE TAXES        1,901,878
      Less: Income Tax Expense         114,000

     NET INCOME                 $    1,787,878
    See Notes to Pro Forma Financial Statements.









      INTERNATIONAL THOROUGHBRED BREEDERS, INC.
              AND SUBSIDIARIES

        PRO FORMA COMBINED CONDENSED
             STATEMENT OF INCOME

                                                           Freehold Raceway
                 (UNAUDITED)                               For the Nine
                                                 ITB       Months Ended
                                            For the Three  September 30, 1994
                                            Months Ended   (From Combining
                                            September 30, 1 Schedule C)
    REVENUES:
      Revenue from Operations          $       7,094,007 $   25,338,959


      Investment Income                          492,207          2,050

           TOTAL REVENUES                      7,586,214     25,341,009

    EXPENSES:
      Cost of Revenues                         1,278,377      6,654,601
      Operating Expenses                       4,632,253     12,826,972

      Depreciation & Amortization                142,330        484,543

      Rent - Operating Track
       Lease - Related Party                                  2,142,000
      General & Administrative Expenses        1,486,644      1,079,749
      Interest Expense                                 0        349,869



           TOTAL EXPENSES                      7,539,604     23,537,734



    INCOME BEFORE TAXES                           46,610      1,803,275
      LESS: Income Tax Expense                         0         35,809


    NET INCOME                         $          46,610 $    1,767,466


    NET INCOME PER SHARE               $            0.00

    WEIGHTED AVERAGE NUMBER
       OF SHARES OUTSTANDING                   9,551,301

    See Notes to Pro Forma Financial Statements.



                                                             Pro Forma
                                                             Combined
                                                           For the Three
                                              Pro Forma    Months Ended
                                             Adjustments   September 30, 1994

    REVENUES:                          $ (a) (18,237,359)$   11,853,553
      Revenue from Operations            (3)  (2,142,000)
                                         (4)    (200,054)
                                         (a)      (1,220)       493,037
      Investment Income
                                             (20,580,633)    12,346,590
           TOTAL REVENUES

    EXPENSES:                            (a)  (4,698,314)     3,234,664
      Cost of Revenues                   (a)  (8,804,934)     8,654,291
      Operating Expenses                 (4)    (200,054)      (200,054)
                                         (a)    (316,399)       328,063
      Depreciation & Amortization        (2)      17,589

      Rent - Operating Track             (3)  (2,142,000)             0
       Lease - Related Party             (a)  (2,750,053)      (183,660)
      General & Administrative Expenses  (a)    (248,950)       241,818
      Interest Expense                   (5)     (81,584)
                                         (6)     222,483

                                             (19,002,215)    12,075,123
           TOTAL EXPENSES


                                              (1,578,418)       271,467
    INCOME BEFORE TAXES                  (a)     (28,628)             0
      LESS: Income Tax Expense           (7)      (7,181)

                                       $      (1,549,790)$      271,467
    NET INCOME

                                                         $         0.03
    NET INCOME PER SHARE

    WEIGHTED AVERAGE NUMBER                                   9,551,301
       OF SHARES OUTSTANDING

    See Notes to Pro Forma Financial Statements.









         COMBINED FREEHOLD RACETRACK

         PRO FORMA COMBINED CONDENSED
           STATEMENTS OF OPERATIONS

             COMBINING SCHEDULE C

                                       (UNAUDITED)


                                          Nine Months Ended
                                          September 30, 1994
                                            FREEHOLD      ATLANTIC CITY

    REVENUES:
       Revenue from Operations          $   10,068,980  $   15,269,979
       Investment Income                         1,976              74

       TOTAL REVENUES                       10,070,956      15,270,053

    EXPENSES:
       Cost of Revenues                      1,959,167       4,695,434
       Operating Expenses                    5,019,128       7,807,844
       Depreciation & Amortization             432,046          52,497
       General & Administrative Expenses       724,684       2,497,065
       Interest Expense                        349,869               0

       TOTAL EXPENSES                        8,484,894      15,052,840


    INCOME FROM CONTINUING OPERATIONS BEFORE
       TAX PROVISION                         1,586,062         217,213

       LESS:Income Tax Expense                  31,550           4,259


    NET INCOME(LOSS)                    $    1,554,512  $      212,954

    See Notes to Pro Forma Financial Statements.


                                            COMBINED
                                          Freehold Raceway
                                          For the Nine
                                          Months Ended
                                          September 30, 1994

    REVENUES:
       Revenue from Operations          $   25,338,959
       Investment Income                         2,050

       TOTAL REVENUES                       25,341,009

    EXPENSES:
       Cost of Revenues                      6,654,601
       Operating Expenses                   12,826,972
       Depreciation & Amortization             484,543
       General & Administrative Expenses     3,221,749
       Interest Expense                        349,869

       TOTAL EXPENSES                       23,537,734


    INCOME FROM CONTINUING OPERATIONS BEFORE
       TAX PROVISION                         1,803,275

       LESS:Income Tax Expense                  35,809


    NET INCOME(LOSS)                    $    1,767,466

    See Notes to Pro Forma Financial Statements.







INTERNATIONAL THOROUGHBRED BREEDERS, INC.
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

     (a) Adjustment to update Freehold income statements for the periods ending June 30, 1994 and September 30, 1994. June: Adjustment to include Freehold revenue and expenses for the period 1/1/94 to 6/30/94 and elimination of Freehold revenue and expenses for the period 1/1/93 to 6/30/93. September:
Elimination of Freehold revenue and expenses for the period 1/1/94 to 6/30/94.

     (1)  Pro Forma entries reflecting the purchase of Freehold Raceway.

          The following pro forma adjustments reflect International Thoroughbred Breeders, Inc.'s ("ITB") purchase of Freehold Racing Association and Atlantic City Harness, Inc. Pro forma adjustments include estimated direct costs of acquisition.

     Cash                                 $  7,983,853
     Deposits                                  100,000
     Short-term notes payable                  850,000
     Long-term notes payable                14,234,549
     Retirement of Debt                     (5,137,500)

 Investment in Freehold Racing Association $18,030,902

          Adjustments reflecting the purchase of Freehold Raceway.

          The following pro forma adjustments are made to reflect estimated fair value adjustments at September 30, 1994 and to eliminate ITB's investment in FRA and ACH.

FRA and ACH net assets - as reported               $4,989,468
Fair value adjustments:
 Increase in carrying amount of Land & Buildings    9,043,148
 Increase in carrying amount of Equipment              72,731
 Accumulated Depreciation (Bldgs. & Equip.)         2,019,584
 Goodwill - net purchase price over the
   fair value of the acquired assets                1,905,971

Investment in Freehold Racing Association         $18,030,902

     The following entries are a result of the combination:

     (2) To record ITB's additional depreciation & amortization expense for the twelve months ending June 30, 1994 and the three months ending September 30, 1994.

     (3) To eliminate Freehold inter-company rent income and rent expense for the twelve months ending June 30, 1994 and the three months ending September 30, 1994.

     (4) To eliminate Freehold & ITB inter-company Income/Expense for the twelve months ending June 30, 1994 and the three months ending September 30, 1994.

     (5) To eliminate Freehold EDA Loan Interest for the twelve months ending June 30, 1994 and the three months ending September 30, 1994.

     (6) Adjustment to include ITB Loan interest for the twelve month period ending June 30, 1994 and the three month period ending September 30, 1994.

     (7) To eliminate Freehold State Income Tax Expense for the periods ending June 30, 1994 and September 30, 1994.

ATLANTIC CITY HARNESS, INC.

Financial Statements

For the Year Ended December 31, 1993
and
Independent Auditor's Report



Henry F. Malarkey & Co., P.C.
CERTIFIED PUBLIC ACCOUNTANTS
2351 Hylan Boulevard
Staten Island, NY 10306
Telephone (718) 987-4444
Telefax (718) 987-9865

Victor J. Morone, CPA                   New York Office
Addison R. Trismen, CPA                 15 Maiden Lane
Anthony J. Santo, CPA                   New York, NY 10038
                                        (212) 732-2130
                                        Reply to Staten Island Office



Independent Auditor's Report

To the Board of Directors and Stockholders of Atlantic City Harness, Inc.

     We have audited the accompanying balance sheets of Atlantic City
Harness, Inc. (a New Jersey corporation) as of December 31, 1993 and 1992 and the related statements of income, retained earnings and cash flows for each of the three years in the period ended December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlantic City Harness, Inc. as of December 31, 1993 and 1992, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1993 in conformity with generally accepted accounting principles.

/s/ Henry F. Malarkey & Co., P.C.
Certified Public Accountants
April 29, 1994

Member American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants.






    ATLANTIC CITY HARNESS, INC.

    BALANCE SHEET
    AS OF DECEMBER 31, 1993 AND 1992

    ASSETS

                                         December 31,
                                             1993           1992
     CURRENT ASSETS
      Cash and Cash Equivalents        $       57,572 $       22,901
      Accounts Receivable                      86,271              0
                                       $      143,843 $       22,901
    Excess of cost over carrying
      value of assets; net of
      accumulated amortization of
      $210,000 and $140,000, respectively   2,589,627      2,659,627
    Due From Circa 1850, Inc.                 388,988        388,988
    Deposits and Other Assets                  10,000         10,000

    TOTAL ASSETS                       $    3,132,458 $    3,081,516


    LIABILITIES AND SHAREHOLDER'S EQUITY

                                         December 31,
                                             1993           1992
    CURRENT LIABILITIES:
      Accounts Payable and Accrued Expe$      239,739 $      143,989
      Loan Payable to Officer                       0        110,000
      Due to Freehold Racing
        Association - Related Party            32,108         79,532
      Due to Shareholder                            0        100,100
      Taxes Payable                            24,962              0
                                       $      296,809 $      433,621

    SHAREHOLDER'S EQUITY:
      Common Stock                     $          300 $          300
      Additional Paid-in Capital            2,799,700      2,799,700
      Retained Earnings (deficit)              35,649       (152,105)
                                       $    2,835,649 $    2,647,895

    TOTAL LIABILITIES & SHAREHOLDER'S E$    3,132,458 $    3,081,516
    ATLANTIC CITY HARNESS, INC.

    See accompanying notes

    STATEMENT OF OPERATIONS
    FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

                                          December 31
                                             1993           1992

    OPERATING REVENUES:
      Pari-mutuel Commissions and
       and Breakage - Live             $    6,807,701 $    8,095,822
      Pari-mutuel Commissions and
       Breakage - Simulcasting              7,159,050      6,831,965
      Admissions, Parking and Programs        718,305        788,937
      Concessions                             237,433        250,451
      Other                                    59,607         95,650
                                       $   14,982,096 $   16,062,825

    OPERATING EXPENSES:
      Purses                           $    5,723,733 $    7,063,166
      Payroll and Related Expenses          3,619,403      3,390,852
      Rent - Simulcasting                   1,334,161      1,359,744
      Rent - Operating Track Lease          1,591,884      1,399,051
      Equipment Rental                        122,428        416,038
      Depreciation & Amortization              70,000         70,000
      Other                                 2,306,733      2,438,607
                                       $   14,768,342 $   16,137,458

    INCOME (LOSS) FROM OPERATIONS BEFORE
      INTEREST AND INCOME TAXES        $      213,754 $      (74,633)
      Interest Expense                              0              0

    INCOME (LOSS) FROM BEFORE TAXES    $      213,754 $      (74,633)
      Less: Income Tax Expense                 26,000            750

    NET INCOME (LOSS)                  $      187,754 $      (75,383)

    Retained earnings (deficiency) -
     beginning of year                       (152,105)       (76,722)

    Retained earnings (deficiency) -
     end of year                       $       35,649 $     (152,105)

    See accompanying notes


                                             1991
    OPERATING REVENUES:
      Pari-mutuel Commissions and
       and Breakage - Live             $    7,866,741
      Pari-mutuel Commissions and
       Breakage - Simulcasting              5,780,331
      Admissions, Parking and Programs        719,394
      Concessions                             273,777
      Other                                   120,053
                                       $   14,760,296

    OPERATING EXPENSES:
      Purses                           $    6,154,079
      Payroll and Related Expenses          3,446,006
      Rent - Simulcasting                   1,199,709
      Rent - Operating Track Lease            932,198
      Equipment Rental                        422,041
      Depreciation & Amortization              70,373
      Other                                 2,612,612
                                       $   14,837,018

    INCOME (LOSS) FROM OPERATIONS BEFORE
      INTEREST AND INCOME TAXES        $      (76,722)
      Interest Expense                              0

    INCOME (LOSS) FROM BEFORE TAXES    $      (76,722)
      Less: Income Tax Expense                      0

    NET INCOME (LOSS)                  $      (76,722)

    Retained earnings (deficiency) -
     beginning of year                              0

    Retained earnings (deficiency) -
     end of year                              (76,722)

    See accompanying notes








    ATLANTIC CITY HARNESS, INC


    STATEMENTS OF CASH FLOWS
    FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991



                                        Years Ended December 31
                                            1993           1992
    RECONCILIATION OF NET INCOME
     TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:

    NET INCOME (LOSS)                 $      187,754 $      (75,383)

    ADJUSTMENTS TO RECONCILE
     NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
       Depreciation and Amortization          70,000         70,000
       (Increase) Decrease in Accounts R     (86,271)        41,307
       (Increase) Decrease in due from Freehold
             Racing Association              (47,424)             0
       (Increase) Decrease in Prepaid Ex           0          2,403
             and Accrued Expenses             95,750        136,334
       Increase (Decrease) in Taxes Paya      24,962              0

       TOTAL ADJUSTMENTS                      57,017        250,044

    NET CASH PROVIDED (USED)
     BY OPERATING ACTIVITIES          $      244,771 $      174,661

    CASH FLOWS FROM INVESTING ACTIVITIES:
       Due from CIRCA 1850, Inc.                   0       (388,988)

                NET CASH PROVIDED (USED)
                 BY INVESTING ACTIVITIES           0       (388,988)

    CASH FLOWS FROM FINANCING ACTIVITIES
       Increase (Decrease) in Loan from     (110,000)       110,000
       Increase (Decrease) in Loan from     (100,100)       100,100

                NET CASH PROVIDED (USED)
                 BY FINANCING ACTIVITIES    (210,100)       210,100

    NET INCREASE (DECREASE) IN
     CASH AND CASH EQUIVALENTS                34,671         (4,227)

       CASH AND CASH EQUIVALENTS AT
         BEGINNING OF YEAR                    22,901         27,128

       CASH AND CASH EQUIVALENTS AT
         END OF THE PERIOD            $       57,572 $       22,901


    Supplementary disclosure of cash flow information:
              Cash paid during the year:
                   Income tax paid dur$        1,000 $          750

    See accompanying notes.



                                        Years Ended December 31
                                            1991
    RECONCILIATION OF NET INCOME
     TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:

    NET INCOME (LOSS)                 $      (76,722)

    ADJUSTMENTS TO RECONCILE
     NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
       Depreciation and Amortization          70,373
       (Increase) Decrease in Accounts R      88,163
       (Increase) Decrease in due from Freehold
             Racing Association                    0
       (Increase) Decrease in Prepaid Ex       7,240
             and Accrued Expenses           (111,548)
       Increase (Decrease) in Taxes Paya           0

       TOTAL ADJUSTMENTS                      54,228

    NET CASH PROVIDED (USED)
     BY OPERATING ACTIVITIES          $      (22,494)

    CASH FLOWS FROM INVESTING ACTIVITIES:
       Due from CIRCA 1850, Inc.                   0

                NET CASH PROVIDED (USED)
                 BY INVESTING ACTIVITIES           0

    CASH FLOWS FROM FINANCING ACTIVITIES
       Increase (Decrease) in Loan from            0
       Increase (Decrease) in Loan from            0

                NET CASH PROVIDED (USED)
                 BY FINANCING ACTIVITIES           0

    NET INCREASE (DECREASE) IN
     CASH AND CASH EQUIVALENTS               (22,494)

       CASH AND CASH EQUIVALENTS AT
         BEGINNING OF YEAR                    49,622

       CASH AND CASH EQUIVALENTS AT
         END OF THE PERIOD            $       27,128


    Supplementary disclosure of cash flow information:

              Cash paid during the year:
                   Income tax paid dur$           25

    See accompanying notes.



1.   Organization and Operations:

     Atlantic City Harness, Inc., an S Corporation was incorporated on December 16, 1986 under the laws of the State of New Jersey and began business on December 26, 1986 as the successor to Atlantic City Raceway, a limited partnership.

     On December 21, 1990, Kenneth R. Fischer, also acquiring a 100% ownership interest in Freehold Racing Association, purchased 100% of the capital stock of Atlantic City Harness, Inc. The transaction was recorded under the purchase method of accounting. The Company retained its S Corporation status and its permit to conduct harness racing in New Jersey.

     The Company continues to operate under an agreement with Freehold Racing Association (FRA) which allows the company to conduct a daytime harness meet at Freehold Raceway through 1997. Freehold Racing Association shares in the net income from these meets.

     The 1993 racing meet was conducted for 111 days, ending May 31, 1993.
The 1993 meet consisted of live racing and simulcasting of these races to Garden State Park Racetrack, Meadowlands Racetrack and Atlantic City Race Course and other locations out of state. In addition thoroughbred and harness racing was simulcast from Meadowlands Racetrack,, Garden State Park Racetrack and other out of state tracks.

     The 1992 racing meet was conducted for 109 days, ending May 25. The 1992 meet consisted of live racing and simulcasting of these races to Garden State Park Racetrack and Meadowlands Racetrack. In addition night harness racing was simulcast from the Meadowlands Racetrack.

2.   Summary of Significant Accounting Policies:

     Excess of Cost Over Carrying Value of Assets

     The excess of cost over carrying value of assets represents the excess of cost of acquiring the Company over the fair value of net tangible assets as the date of acquisition. This amount is being amortized over a 40 year period on a straight-line basis. Amortized expense amounted to $70,000 for 1993 and 1992.

3.   Common Stock:

     The Company has both voting and non-voting no par common stock. Authorized shares of the voting and non-voting stock are 500 and 4,500 shares, respectively. At December 31, 1993 issued and outstanding shares of the voting and non-voting stock was 500 and 3,500 shares, respectively.

 4.  Income Taxes:

     The Company has elected to be treated as an S Corporation in accordance with Subsection 1361 of the Internal Revenue Code. Under such section, the Company's shareholder is responsible for the payment of Federal income taxes on the Company's taxable income. For State income tax purposes, the Company is taxed as a C Corporation and the financial statements reflect a provision for State income taxes for the years ended December 31, 1993 and 1992. Effective January 1, 1994, the corporation has elected to be treated as an S Corporation for New Jersey Corporation Tax purposes.

5.   Related Party Transactions:

     The Company is related to Freehold Racing Association (FRA), 100% owned by Kenneth R. Fischer. The Company rents the racetrack for its meet from FRA. Total rental fees for 1993 and 1992 amounted to $1,591,884 and $1,399,051, respectively. Payroll and related expenses represent the cost of salaries and related benefits of utilizing FRA employees during the company's meet.
Certain direct operating expenses are paid directly by the company. Certain other common expenses are shared by the company and FRA. At December 31, 1993 and 1992 the Company owed FRA $32,108 and $79,532, respectively.

6.   Subsequent Events:

     On March 21,1994 an option was granted to International Thoroughbred Breeders, Inc. to acquire Atlantic City Harness, Inc. and Freehold Racing Association by sole shareholder, Kenneth R.Fischer. The options expire December 31, 1994.

FREEHOLD RACING ASSOCIATION

Financial Statements

For the Year Ended December 31, 1993
and
Independent Auditor's Report

Henry F. Malarkey & Co., P.C.
CERTIFIED PUBLIC ACCOUNTANTS
2351 Hylan Boulevard
Staten Island, NY 10306
Telephone (718) 987-4444
Telefax (718) 987-9865

Victor J. Morone, CPA                        New York Office
Addison R. Trismen, CPA                      15 Maiden Lane
Anthony J. Santo, CPA                        New York, NY 10038
                                             (212) 732-2130
                                             Reply to Staten Island Office




Independent Auditor's Report

To the Board of Directors and Stockholders of Freehold Racing Association

     We have audited the accompanying balance sheets of Freehold Racing Association (a New Jersey corporation) as of December 31, 1993 and 1992 and the related statements of income, retained earnings and cash flows for each of the three years in the period ended December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Freehold Racing Association as of December 31, 1993 and 1992, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1993 in conformity with generally accepted accounting principles.

/s/ Henry F. Malarkey & Co., P.C.

Certified Public Accountants

April 29, 1994

Member American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants.






    FREEHOLD RACING ASSOCIATION

    BALANCE SHEET
    AS OF DECEMBER 31, 1993 AND 1992

    ASSETS

                                          December 31,
                                              1993           1992
    CURRENT ASSETS
      Cash and Cash Equivalents         $    1,697,903 $      347,700
      Accounts Receivable                      793,246        342,511
      Other Current Assets                      49,619              0
                                             2,540,768        690,211

    Racing facilities and equipment, net of
   $1,552,969 and $1,004,566 accumulated
    depreciation,                           11,168,052     11,727,281



    Due From Circa 1850, Inc.                   83,982        119,982
    Due From Atlantic City Harness, Inc. -      32,108         79,532
    Deposits and Other Assets                  124,202         30,150

    TOTAL ASSETS                            13,949,112     12,647,156

    LIABILITIES AND SHAREHOLDER'S EQUITY

                                          December 31,
                                              1993           1992
    CURRENT LIABILITIES:
      Accounts Payable and Accrued Expense   3,007,761      2,222,162
      Loan Payable to Bank                   2,600,000      2,875,000
      Note Payable - Deyfree Holdings, Inc     100,000        368,429
      Bonds Payable - Current Maturities       450,000        450,000
      Loan Payable to Shareholder              300,000              0
      Taxes Payable                            170,207        140,941
                                             6,627,968      6,056,532

    LONG TERM LIABILITIES:
      Note Payable - Deyfree Holdings, Inc     100,000              0
      Bonds Payable - Net of Current Matur   5,175,000      5,625,000
      Loan - Shareholder                             0        550,000
      Equipment Loan                            30,396              0
      Other Non-current Liabilities             30,000         30,000
                                             5,335,396      6,205,000

    SHAREHOLDER'S EQUITY:
      Common Stock                              25,000         25,000
      Additional Paid-in Capital               215,239        215,239
      Retained Earnings (deficit)            1,745,509        145,385
                                             1,985,748        385,624

    TOTAL LIABILITIES & SHAREHOLDER'S EQ$   13,949,112 $   12,647,156

    See accompanying notes

    FREEHOLD RACING ASSOCIATION

    STATEMENT OF OPERATIONS
    FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

                                           December 31
                                              1993           1992
    OPERATING REVENUES:
      Pari-mutuel Commissions and
        Breakage - Live                 $    6,953,375 $    8,211,717
      Pari-mutuel Commissions and
       Breakage - Simulcasting               8,903,054      6,551,032
      Admissions, Parking and Programs         460,052        756,401
      Concessions                              268,184        297,071
      Other                                  2,071,199      1,697,065
                                            18,655,864     17,513,286

    OPERATING EXPENSES:
      Purses                                 5,324,890      6,365,267
      Payroll and Related Expenses           4,372,821      4,300,957
      Rent - Simulcasting                    1,571,359      1,096,350
      Equipment Rental                         379,706        298,177
      Depreciation & Amortization              554,403        525,962
      Other                                  4,350,220      4,069,870
                                            16,553,399     16,656,583

    INCOME (LOSS) FROM OPERATIONS BEFORE
      INTEREST AND INCOME TAXES              2,102,465        856,703
      Interest Expense                         414,341        558,558

    INCOME (LOSS) BEFORE TAXES               1,688,124        298,145
      Less: Income Tax Expense                  88,000             25

    NET INCOME (LOSS)                        1,600,124        298,120

    Retained earnings (deficiency) - begin     145,385       (152,735)

    Retained earnings (deficiency) - end$    1,745,509 $      145,385

    See accompanying notes


                                              1991
    OPERATING REVENUES:
      Pari-mutuel Commissions and
        Breakage - Live                 $    8,120,367
      Pari-mutuel Commissions and
       Breakage - Simulcasting               5,969,700
      Admissions, Parking and Programs         702,989
      Concessions                              319,537
      Other                                  1,037,112
                                            16,149,705

    OPERATING EXPENSES:
      Purses                                 6,189,284
      Payroll and Related Expenses           3,771,723
      Rent - Simulcasting                    1,009,712
      Equipment Rental                         511,049
      Depreciation & Amortization              469,085
      Other                                  3,603,128
                                            15,553,981

    INCOME (LOSS) FROM OPERATIONS BEFORE
      INTEREST AND INCOME TAXES                595,724
      Interest Expense                         752,400

    INCOME (LOSS) BEFORE TAXES                (156,676)
      Less: Income Tax Expense                      25

    NET INCOME (LOSS)                         (156,701)

    Retained earnings (deficiency) - begin       3,966

    Retained earnings (deficiency) - end$     (152,735)

    See accompanying notes








    FREEHOLD RACING ASSOCIATION


    STATEMENTS OF CASH FLOWS
    FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991



                                      Years Ended December 31
                                         1993        1992
    RECONCILIATION OF NET INCOME
     TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:

    NET INCOME (LOSS)               $  1,600,124 $  298,120

    ADJUSTMENTS TO RECONCILE
     NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
       Depreciation and Amortization     564,403    531,962
       (Increase) Decrease in Accounts  (475,480)  (222,568)
       (Increase) in Other Current  As   (41,502)         0
       (Increase) Decrease in Inventor         0        (17)
       (Increase) Decrease in Prepaid Expenses
             and Accrued Expenses        745,599    609,992
       Increase (Decrease) in Taxes Pa    69,266          0
       (Increase) Decrease  in Deposit         0          0

       TOTAL ADJUSTMENTS                 862,286    919,369

    NET CASH PROVIDED (USED)
     BY OPERATING ACTIVITIES        $  2,462,410 $ 1,217,489

    CASH FLOWS FROM INVESTING ACTIVITIES:
       (Increase) Decrease  in Fixed A       826   (268,129)
       (Increase) Decrease  in Note Re         0        726
       (Increase) Decrease  in Organiz         0          0

                NET CASH PROVIDED (USED)
                 BY INVESTING ACTIVITI       826   (267,403)

    CASH FLOWS FROM FINANCING ACTIVITIES
       Increase (Decrease) in Loan fro  (250,000)  (100,000)
       Increase (Decrease) in Bank Loa  (275,000)  (263,000)
       Increase (Decrease) in Bonds Pa  (450,000)  (450,000)
       Increase (Decrease) in Note Pay  (168,429)         0
       Increase (Decrease) in Note Pay         0          0
       Increase (Decrease) in Equipmen    30,396          0
       Notes Payable - Equipment               0          0

         NET CASH PROVIDED (used)     (1,113,033)  (813,000)

    NET INCREASE (DECREASE)
     IN CASH AND CASH EQUIVALENTS      1,350,203    137,086

       CASH AND CASH EQUIVALENTS AT

         BEGINNING OF YEAR               347,700    210,614

       CASH AND CASH EQUIVALENTS AT
         END OF THE PERIOD          $  1,697,903 $  347,700

    Supplementary disclosure of cash flow information:
              Cash paid during the year:
                   Interest paid dur$    417,303 $  558,558
                   Income tax paid dur     1,000         25

    See accompanying notes.


                                      Years Ended December 31
                                         1991
    RECONCILIATION OF NET INCOME
     TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:

    NET INCOME (LOSS)               $   (156,701)

    ADJUSTMENTS TO RECONCILE
     NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES:
       Depreciation and Amortization     475,065
       (Increase) Decrease in Accounts   604,532
       (Increase) in Other Current  As         0
       (Increase) Decrease in Inventor    (3,187)
       (Increase) Decrease in Prepaid Expenses
             and Accrued Expenses        928,083
       Increase (Decrease) in Taxes Pa         0
       (Increase) Decrease  in Deposit    (2,150)

       TOTAL ADJUSTMENTS               2,002,343

    NET CASH PROVIDED (USED)
     BY OPERATING ACTIVITIES        $  1,845,642

    CASH FLOWS FROM INVESTING ACTIVITIES:
       (Increase) Decrease  in Fixed A  (548,579)
       (Increase) Decrease  in Note Re   (82,969)
       (Increase) Decrease  in Organiz   (30,000)

                NET CASH PROVIDED (USED)
                 BY INVESTING ACTIVITI  (661,548)

    CASH FLOWS FROM FINANCING ACTIVITIES
       Increase (Decrease) in Loan fro   300,000
       Increase (Decrease) in Bank Loa   125,000
       Increase (Decrease) in Bonds Pa  (450,000)
       Increase (Decrease) in Note Pay         0
       Increase (Decrease) in Note Pay  (652,571)
       Increase (Decrease) in Equipmen         0
       Notes Payable - Equipment         (31,144)

                NET CASH PROVIDED (USE  (708,715)


    NET INCREASE (DECREASE)
     IN CASH AND CASH EQUIVALENTS        475,379

       CASH AND CASH EQUIVALENTS AT
         BEGINNING OF YEAR              (264,765)

       CASH AND CASH EQUIVALENTS AT
         END OF THE PERIOD          $    210,614

    Supplementary disclosure of cash flow information:
              Cash paid during the year:
                   Interest paid dur$    769,971
                   Income tax paid dur        25

    See accompanying notes.


FREEHOLD RACING ASSOCIATION
Notes to Financial Statements
December 31, 1993

1.   Organization

     Freehold Racing Association (Company) was organized for the purpose of owning and operating Freehold Racetrack, located in Freehold, New Jersey. The company is wholly-owned by Kenneth R. Fischer.

     On December 21, 1990 Kenneth R. Fischer, through his 100% owned holding company, K.F. Investments, Inc., acquired under the purchase method, the Racing facilities and equipment of predecessor Freehold Racing Association for the cost of $11,795.833.

     On December 31, 1990 all assets and liabilities of K.F. Investments, Inc. were merged into Freehold Racing Association under a plan of downstream merger.

     On December 21, 1990, Atlantic City Harness, Inc. was also purchased by Kenneth R. Fischer.

     The 1993 racing meet was conducted for 114 days, ending December 31, 1993. The 1993 meet consisted of live racing and simulcasting of these races to Garden State Park Racetrack, Meadowlands Racetrack, Atlantic City Casino Race Books and other locations out of state. The 1992 racing meet was conducted for 112 days, ending December 31, 1992.

     In addition thoroughbred and harness racing was simulcast from the Meadowlands Racetrack, Garden State Park Racetrack and Atlantic City Race Course and other out of state tracks.

     The Company has an agreement with Atlantic City Harness, Inc. which provides that they shall conduct a daytime harness meet at Freehold Racetrack each year through 1997, and also provides for the sharing of net income from these meets.

2.   Summary of Significant Accounting Policies
     Racing Facilities and Equipment

     Racing facilities and equipment are stated at cost.

     Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

3.   Racing Facilities and Equipment

     Racing facilities and equipment are comprised of the following at December 31, 1993 and 1992:


                            1993                1992
                         Cost Accum Dep  Cost          Accum Dep
Land                      $1,166,583        0   $ 1,166,583             0
Grandstand                 8,646,875   831,048    8,646,875       556,510
Other real estate            115,000   12,718       115,000         8,536
Landscaping & roadways     1,847,991   375,655    1,850,293       236,432
Machinery and Equipment      944,572   333,548      782,052       203,088
Construction in progress                            171,044
Total                     12,721,021 1,552,969   12,731,847     1,004,566

Less
accumulated depreciation   1,552,969             1,004,566

Total                    $11,168,052           $11,727,281

     Depreciation expense charged to operations amounted to $525,962 in 1993.

4.   Bonds Payable

     Bonds payable consist of the following as of December 31,1993 and 1992:


                                             1993      1992
          1984 Bond                     $5,625,000     $6,075,000
          Less current maturities         (450,000)      (450,000)
          Total                         $5,175,000     $5,625,000


     Permanent financing for the acquisition of equipment, furnishings and fixtures, and reconstruction of the grandstand and related facilities was obtained through the issuance of a $9,000,000 1984 Economic Development Authority Bond by the New Jersey Economic Development Authority (1984 Bond).

     The 1984 Bond bears interest on the outstanding principal at 80% of the prime interest rate (the prime rate was 6% at December 31, 1993 and 1992). Monthly installments of $37,500 plus interest are payable through June 1, 2006, at which time, all remaining unpaid principal and accrued interest is due.

     The 1984 Bond is collateralized by a first mortgage on the project and two second mortgages.

     While the 1984 bond is not the debt of the Company, a promissory note and mortgage agreement obligates the Company to payments equal to the debt service requirement of the Bond.


     Aggregate principal payments due after December 31, 1993 are as follows:



          1994       $ 450,000
          1995         450,000
          1996         450,000
          1997         450,000
          1998         450,000
          Thereafter 2,925,000

          Total     $5,175,000


5.   Commitments

     The Company has various noncancellable lease agreements, including an agreement for the use of pari-mutuel totalisator equipment and services for racing seasons up to June 1, 2000. Under the agreement, there is a daily charge based on a percentage of betting handle on track.

6.   Pension Plan

     Union employees are covered by various union defined contribution and defined benefit pension plans. The total contribution under the plans for the period ended December 31, 1993 and 1992, amounted to $213,003 and $270,483, respectively. Actuarial information for Freehold Racing Association, alone, is not determinable.

     The remaining eligible employees are covered by a currently funded defined contribution plan. The total contributions charged to operations for the plan amounted to $48,928 and $49,203 in 1993 and 1992, respectively.

7.   Note Payable Deyfree Holdings, Inc.

     The note of Deyfree Holdings, Inc. previously payable December 21, 1992 was renegotiated and now totals $200,000 payable April 15, 1994 and April 15, 1995.

8.   Loans Payable to Bank Is As Follows:

     Demand loan due secured by Kenneth R. Fischer, totals $2,600,000.

9.   Environment Liability

     The Company has entered into several agreements to undertake the closure and remediation of environment damage at a landfill site. In turn, the Company's former owners have agreed to bear the costs associated with the closing and remediation.

10.  Related Party Transactions

     Atlantic City Harness, Inc., (ACH) is owned 100% by Kenneth R. Fischer. At December 31, 1993 and 1992 the company was owed $32,108 and $79,532, respectively from ACH.

11.  Income Tax

     Effective January 1, 1991, the Company received Internal Revenue Service approval to file as an S Corporation under section 1361 of the Internal Revenue Code. The shareholder, under such section, is responsible for the payment of Federal Income Tax on the Company's taxable income. For State Income Tax purposes the Company is taxed as a C Corporation and the financial statements reflect a provision for state tax for the periods ended December 31, 1993 and 1992. Effective January 1, 1994, the Company also elected to be taxed as an S Corporation in New Jersey.

12.  Contingencies

     On March 1, 1994 Freehold Racing Association and various other
Defendants were served with an action for breach of contract in the U.S. District Court of New Jersey by a former vendor. The Civil Action consists of a complaint and jury demand for liquidated damages, treble liquidated damages and tolling of the Statute of Limitation for invoking "RICO" against parties set forth to satisfy any judgment. In managements opinion, the suit is without merit. The Company and various defendants are contesting the action.

     On September 30, 1993 a complaint was brought against the Company by a former employee through the New Jersey Division of Civil Rights contending that she was terminated based on age discrimination. The Company is contesting the action.

13.  Subsequent Events

     In April, 1994 the Company distributed $950,000 to shareholder, Kenneth
R. Fischer, which will be charged to retained earnings in 1994. The distribution was for Federal and State taxes incurred by the shareholder because of the pass-through income required to be reported on his personal income tax returns. There were no distributions to shareholder, Kenneth R. Fischer, in the years ended December 31, 1991 through 1993.

     On March 21, 1994 an option was granted to International Thoroughbred Breeders, Inc. to acquire FRA and ACH by, sole shareholder, Kenneth R. Fischer. The option expires December 31, 1994.




ATLANTIC CITY HARNESS, INC.

Financial Statements

For the Nine Months Ended September 30, 1994

Information as of and for the periods ended September 30, 1994 and 1993 is Unaudited









            ATLANTIC CITY HARNESS, INC.


                  BALANCE SHEETS
        AS OF SEPTEMBER 30, 1994 AND DECEMBER 31,1993
                    (UNAUDITED)

                      ASSETS

                                               September 30,   December 31,
                                                   1994            1993

    CURRENT ASSETS:
       Cash                                  $      379,871  $       52,327
       Short-Term Investments                         5,419           5,246

       TOTAL CASH AND CASH EQUIVALENTS              385,290          57,573

       Accounts Receivable - Net                    549,178         475,059
       Prepaid Expenses                                  38              38
       Other Current Assets                           1,493               0

       TOTAL CURRENT ASSETS                         935,999         532,670

    OTHER ASSETS:
       Deposits and Other Assets                     10,000          10,000
       Goodwill - Net                             2,537,130       2,589,627

       TOTAL OTHER ASSETS                         2,547,130       2,599,627

    TOTAL ASSETS                             $    3,483,129  $    3,132,297

    See Notes to Pro Forma Financial Statements.



            ATLANTIC CITY HARNESS, INC.


                  BALANCE SHEETS
        AS OF SEPTEMBER 30, 1994 AND DECEMBER 31,1993
                    (UNAUDITED)

       LIABILITIES AND SHAREHOLDERS' EQUITY

                                               September 30,   December 31,
                                                   1994            1993

    CURRENT LIABILITIES:
       Accounts Payable and Accrued Expenses $      434,528  $      296,650

       TOTAL CURRENT LIABILITIES                    434,528         296,650

    SHAREHOLDERS' EQUITY:
       Common Stock                                     300             300
       Additional Paid-In Capital                 2,799,700       2,799,700
       Retained Earnings (Deficit)                  248,601          35,647

       TOTAL SHAREHOLDERS' EQUITY                 3,048,601       2,835,647

    TOTAL LIABILITIES & SHAREHOLDERS' EQUITY $    3,483,129  $    3,132,297

    See Notes to Pro Forma Financial Statements.

            ATLANTIC CITY HARNESS, INC.


             STATEMENTS OF OPERATIONS
       FOR THE  NINE  MONTHS ENDED SEPTEMBER 30, 1994 AND 1993
                    (UNAUDITED)

                                                Nine Months End Nine Months
                                                September 30,  September 30,
                                                   1994            1993

    REVENUES:
       Revenue from Operations               $   15,269,979  $   14,958,979
       Investment Income                                 74              87

       TOTAL REVENUES                            15,270,053      14,959,066

    EXPENSES:
       Cost of Revenues                           4,695,434       5,618,544
       Operating Expenses                         7,807,844       7,199,101
       Depreciation & Amortization                   52,497          52,499
       General & Administrative Expenses          2,497,065       1,938,177

       TOTAL EXPENSES                            15,052,840      14,808,321


    INCOME FROM CONTINUING OPERATIONS BEFORE
       TAX PROVISION                                217,213         150,745

       LESS:Income Tax Expense                        4,259           8,533

    NET INCOME(LOSS)                         $      212,954  $      142,212

    See Notes to Pro Forma Financial Statements.




ATLANTIC CITY HARNESS, INC.

Notes to Financial Statement

September 30, 1994



1.   Organization and Operations:

     Atlantic City Harness, Inc., an S Corporation was incorporated on December 16, 1986 under the laws of the State of New Jersey and began business on December 26, 1986 as the successor to Atlantic City Raceway, a limited partnership.

     On December 21, 1990, Kenneth R. Fischer, also acquiring a 100% ownership interest in Freehold Racing Association, purchased 100% of the capital stock of Atlantic City Harness, Inc. The transaction was recorded under the purchase method of accounting. The Company retained its S Corporation status and its permit to conduct harness racing in New Jersey.

     The Company continues to operate under an agreement with Freehold Racing Association (FRA) which allows the company to conduct a daytime harness meet at Freehold Raceway through 1997. Freehold Racing Association shares in the net income from these meets.

     The 1994 racing meet was conducted for 98 days, ending May 30, 1994. The 1994 meet consisted of live racing and simulcasting of these races to Garden State Park Racetrack, Meadowlands Racetrack and other out of state tracks.

2.   Summary of Significant Accounting Policies:
     Excess of Cost Over Carrying Value of Assets

     The excess of cost over carrying value of assets represents the excess of cost of acquiring the Company over the fair value of net tangible assets as the date of acquisition. This amount is being amortized over a 40 year period on a straight-line basis. Amortized expense amounted to $70,000 for 1993.

3.   Common Stock:

     The Company has both voting and non-voting no par common stock. Authorized shares of the voting and non-voting stock are 500 and 4,500 shares, respectively. At September 30, 1994 issued and outstanding shares of the voting and non-voting stock was 500 and 3,500 shares, respectively.

4.   Income Taxes:

     The Company has elected to be treated as an S Corporation in accordance with Subsection 1361 of the Internal Revenue Code. Under such section, the Company's shareholder is responsible for the payment of Federal income taxes on the Company's taxable income. For State income tax purposes, the Company is taxed as a C Corporation and the financial statements reflect a provision for State income taxes for the year ended December 31, 1993. Effective January 1, 1994, the corporation has elected to be treated as an S Corporation for New Jersey Corporation Tax purposes.

5.   Related Party Transactions:

     The Company is related to Freehold Racing Association (FRA), 100% owned by Kenneth R. Fischer. The Company rents the racetrack for its meet from FRA. Total rental fees for 1994 amounted to $2,142,000. Payroll and related expenses represent the cost of salaries and related benefits of utilizing FRA employees during the company's meet. Certain direct operating expenses are paid directly by the company. Certain other common expenses are shared by the company and FRA. At September 30, 1994 the Company was owed from FRA $40,874.

6.   Unaudited Interim Statements

     The financial statements for the three months ended September 30, 1994 and 1993 are unaudited; however, in the opinion of management all adjustments [consisting solely of normal recurring adjustments] necessary to a fair presentation of the financial statements for these interim periods have been made. The result for interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

7.   Subsequent Events

     On March 21,1994 an option was granted to International Thoroughbred Breeders, Inc. to acquire Atlantic City Harness, Inc., and Freehold Racing Association by sole shareholder, Kenneth R.Fischer. The options expire December 31, 1994.

FREEHOLD RACING ASSOCIATION

Financial Statements

For the Nine Months Ended September 30, 1994

Information as of and for the periods ended September 30, 1994 and 1993 is Unaudited








        FREEHOLD RACING ASSOCIATION, INC


                 BALANCE SHEETS
        AS OF SEPTEMBER 30, 1994 AND DECEMBER 31, 1993
                  (UNAUDITED)

                     ASSETS

                                            September 30,   December 31,
                                                1994            1993

    CURRENT ASSETS:
       Cash                               $    1,501,680  $    1,197,903
       Short-Term Investments                    800,000         500,000

       TOTAL CASH AND CASH EQUIVALENTS         2,301,680       1,697,903

       Accounts Receivable - Net                (237,653)        991,872
       Prepaid Expenses                          152,068          43,540
       Other Current Assets                        6,156           6,156

       TOTAL CURRENT ASSETS                    2,222,251       2,739,471

    LAND, BUILDINGS AND EQUIPMENT :
       Land and Buildings                     12,277,573      11,776,449
       Equipment                               1,047,278         944,572

       TOTAL LAND, BUILDINGS AND EQUIPMENT -
           - COST                             13,324,851      12,721,021
    LESS: Accumulated Depreciation             2,019,584       1,552,969

       TOTAL LAND, BUILDINGS AND EQUIPMENT -
              - NET                           11,305,267      11,168,052

    DEPOSITS AND OTHER ASSETS                     25,425          41,750

    TOTAL ASSETS                          $   13,552,943  $   13,949,273

    See Notes to Pro Forma Financial Statements.



        FREEHOLD RACING ASSOCIATION, INC


                 BALANCE SHEETS
        AS OF SEPTEMBER 30, 1994 AND DECEMBER 31, 1993
                  (UNAUDITED)

       LIABILITIES AND SHAREHOLDERS' EQUITY

                                            September 30,   December 31,
                                                1994            1993
    CURRENT LIABILITIES:
       Accounts Payable and Accrued Expen $    3,763,830  $    3,178,131
       Notes & Mortgages Payable-Current       1,191,399       3,450,000

       TOTAL CURRENT LIABILITIES               4,955,229       6,628,131

    LONG-TERM LIABILITIES:
       Notes Payable - Long Term Portion       1,856,847       5,335,396
       E.D.A. Mortgage Payable-Long Term       4,800,000               0

       TOTAL LONG TERM LIABILITIES             6,656,847       5,335,396

    SHAREHOLDERS' EQUITY:
       Common Stock                               25,100          25,000
       Additional Paid-In Capital                215,239         215,239
       Retained Earnings (Deficit)             1,700,528       1,745,507

       TOTAL SHAREHOLDERS' EQUITY              1,940,867       1,985,746

    TOTAL LIABILITIES & SHAREHOLDERS' EQU $   13,552,943  $   13,949,273

    See Notes to Pro Forma Financial Statements.



        FREEHOLD RACING ASSOCIATION, INC


            STATEMENTS OF OPERATIONS
       FOR THE  NINE  MONTHS ENDED SEPTEMBER 30, 1994 AND 1993
                  (UNAUDITED)

                                             Nine Months End Nine Months
                                             September 30,  September 30,
                                                1994            1993

    REVENUES:
       Revenue from Operations            $   10,068,980  $    8,895,857
       Investment Income                           1,976             759

       TOTAL REVENUES                     $   10,070,956  $    8,896,616

    EXPENSES:
       Cost of Revenues                   $    1,959,167  $    2,018,695
       Operating Expenses                      5,019,128       4,617,147
       Depreciation & Amortization               432,046         387,000
       General & Administrative Expenses         724,684         496,429
       Interest Expense                          349,869         343,438

       TOTAL EXPENSES                     $    8,484,894  $    7,862,709


    INCOME FROM CONTINUING OPERATIONS BEFORE
       TAX PROVISION                           1,586,062       1,033,907

       LESS:Income Tax Expense                    31,550          58,523

    NET INCOME(LOSS)                      $    1,554,512  $      975,384

    See Notes to Pro Forma Financial Statements.



FREEHOLD RACING ASSOCIATION
Notes to Financial Statements
September 30, 1994


1.   Organization

     Freehold Racing Association (Company) was organized for the purpose of owning and operating Freehold Racetrack, located in Freehold, New Jersey. The company is wholly-owned by Kenneth R. Fischer.

     On December 21, 1990 Kenneth R. Fischer, through his 100% owned holding company, K.F. Investments, Inc., acquired under the purchase method, the Racing facilities and equipment of predecessor Freehold Racing Association for the cost of $11,795.833.

     On December 31, 1990 all assets and liabilities of K.F. Investments, Inc. were merged into Freehold Racing Association under a plan of downstream merger.

     On December 21, 1990, Atlantic City Harness, Inc. was also purchased by Kenneth R. Fischer.

     The 1994 racing meet was conducted for 38 days, ending September 30, 1994. The 1994 meet consisted of live racing and simulcasting of these races to Garden State Park Racetrack, Meadowlands Racetrack, Atlantic City Casino Race Books and other locations out of state.

     In addition thoroughbred and harness racing was simulcast from the Meadowlands Racetrack, Garden State Park Racetrack and Atlantic City Race Course and other out of state tracks.

     The Company has an agreement with Atlantic City Harness, Inc. which provides that they shall conduct a daytime harness meet at Freehold Racetrack each year through 1997, and also provides for the sharing of net income from these meets.

2.   Summary of Significant Accounting Policies
     Racing Facilities and Equipment

     Racing facilities and equipment are stated at cost.

     Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.


3.   Racing Facilities and Equipment

     Racing facilities and equipment are comprised of the following at September 30, 1994:

     Land                           $ 1,166,583
     Grandstand                       8,646,875
     Other real estate                  115,000
     Landscaping & roadways           1,847,991
     Machinery and Equipment          1,047,278
     Total                           12,823,727

     Less accumulated depreciation    1,981,369

     Total                          $10,842,358

Depreciation expense charged to operations amounted to $428,400 in 1994.

4.   Bonds Payable

     Bonds payable consist of the following as of September 30,1994:

          1984 Bond                      $5,250,000
          Less current maturities         (450,000)
          Total                          $4,800,000

     Permanent financing for the acquisition of equipment, furnishings and fixtures, and reconstruction of the grandstand and related facilities was obtained through the issuance of a $9,000,000 1984 Economic Development Authority Bond by the New Jersey Economic Development Authority (1984 Bond).

     The 1984 Bond bears interest on the outstanding principal at 80% of the prime interest rate (the prime rate was 7.75% at September 30, 1994). Monthly installments of $37,500 plus interest are payable through June 1, 2006, at which time, all remaining unpaid principal and accrued interest is due.

     The 1984 Bond is collateralized by a first mortgage on the project and two second mortgages.

     While the 1984 bond is not the debt of the Company, a promissory note and mortgage agreement obligates the Company to payments equal to the debt service requirement of the Bond.

     Aggregate principal payments due after September 30, 1994 are as follows:


          1994      $   75,000
          1995         450,000
          1996         450,000
          1997         450,000
          1998         450,000
          Thereafter 2,925,000

          Total     $4,800,000


5.   Commitments

     The Company has various noncancellable lease agreements, including an agreement for the use of pari-mutuel totalisator equipment and services for racing seasons up to June 1, 2000. Under the agreement, there is a daily charge based on a percentage of betting handle on track.

6.   Pension Plan

     Union employees are covered by various union defined contribution and defined benefit pension plans. The total contribution under the plans for the period ended September 30, 1994, amounted to $96,207 respectively. Actuarial information for Freehold Racing Association, alone, is not determinable.

     The remaining eligible employees are covered by a currently funded defined contribution plan. The total contributions charged to operations for the plan amounted to $37,494 in 1994, respectively.

7.   Note Payable Deyfree Holdings, Inc.

     The note of Deyfree Holdings, Inc. previously payable December 21, 1992 was renegotiated and now totals $100,000 payable April 15, 1995.

8.   Loans Payable to Bank Is As Follows:

     Installment demand loan due secured by Kenneth R. Fischer, totals
$2,285,000.

9.   Environment Liability

     The Company has entered into several agreements to undertake the closure and remediation of environment damage at a landfill site. In turn, the Company's former owners have agreed to bear the costs associated with the closing and remediation.

10.  Related Party Transactions

     Atlantic City Harness, Inc., (ACH) is owned 100% by Kenneth R. Fischer. At September 30, 1994 the company owes $40,874 to ACH.

11.  Income Tax

     Effective January 1, 1991, the Company received Internal Revenue Service approval to file as an S Corporation under section 1361 of the Internal Revenue Coda. The shareholder, under such section, is responsible for the payment of Federal Income Tax on the Company's taxable income. For State Income Tax purposes the Company is taxed as a C Corporation and the financial statements reflect a provision for state tax for the period ended December 31, 1993. Effective January 1, 1994, the Company also elected to be taxed as an S Corporation in New Jersey.

12.  Contingencies

     On March 1, 1994 Freehold Racing Association and various other
Defendants were served with an action for breach of contract in the U.S.
District Court of New Jersey by a former vendor.   The Civil Action consisted
of a complaint and jury demand for liquidated damages, treble liquidated damages and tolling of the Statute of Limitation for invoking "RICO" against parties set forth to satisfy any judgment. In managements opinion, the suit was without merit. The Company and various defendants were contesting the action. On July 27, 1994, the U.S. District Court of New Jersey dismissed the complaint.

     On September 30, 1993 a complaint was brought against the Company by a former employee through the New Jersey Division of Civil Rights contending that she was terminated based on age discrimination. The Company is contesting the action.

13.  Unaudited Interim Statements

     The financial statements for the three months ended September 30, 1994 and 1993 are unaudited; however, in the opinion of management all adjustments [consisting solely of normal recurring adjustments] necessary to a fair presentation of the financial statements for these interim periods have been made. The result for interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

14.  Subsequent Events

     As of September 30, 1994 the Company distributed $1,600,000 to shareholder, Kenneth R. Fischer, which will be charged to retained earnings in 1994. The distribution was for Federal and State taxes incurred by the shareholder because of the pass-through income required to be reported on his personal income tax returns. There were no distributions to shareholder, Kenneth R. Fischer, in the years ended December 31, 1991 through 1993.

     On March 21, 1994 an option was granted to International Thoroughbred Breeders, Inc. to acquire FRA and ACH by, sole shareholder, Kenneth R. Fischer. The option expires December 31, 1994.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed onits behalf by the undersigned hereunto duly authorized.


INTERNATIONAL THOROUGHBRED BREEDERS, INC.

By /s/ Arthur Winkler
Arthur Winkler, President and Director

By /s/ William H. Warner
William H. Warner, Treasurer, Principal
  Financial Officer and Accounting Officer


Dated:    February 9, 1995